Exhibit 10.3
                                                                    ------------

                                 LOAN AGREEMENT

     This LOAN AGREEMENT ("Loan Agreement") is entered into as of the 27th day of November, 2002 (the "Effective Date") by OptiMark Holdings, Inc., a Delaware corporation ("OptiMark"), SOFTBANK Capital Partners LP, SOFTBANK Capital Advisors Fund LP and SOFTBANK Capital LP, each a Delaware limited partnership (together "Softbank") and, solely with respect to Section 3.5 below, OptiMark, Inc., a Delaware corporation and wholly-owned subsidiary of OptiMark ("OptiMark, Inc.").

                                  INTRODUCTION

     WHEREAS, OptiMark has requested that Softbank extend OptiMark credit in the principal amount of $750,000 for the purposes set forth in Section 7.1.1 hereof and whereas Softbank is willing to extend such credit on the terms and conditions contained in this Loan Agreement.

     WHEREAS, the amount advanced by Softbank to OptiMark pursuant to this Loan Agreement may be applied to the purchase of equity in OptiMark under the terms and conditions specified in this Loan Agreement.

     Now, therefore, in consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, and in order to induce Softbank to extend such credit, OptiMark and Softbank hereby agree as follows:

                                   ARTICLE 1.
                                  DEFINITIONS

          Section 1.1 Definitions and Exhibits. Terms defined above or in the text of this Loan Agreement shall have the meanings set forth herein. Other capitalized terms shall have the meaning set forth in the Definitions Addendum, which is attached and incorporated herein. All exhibits to this Loan Agreement are also incorporated herein.

                                   ARTICLE 2.
                                 THE COMMITMENT

         Section 2.1 Term Commitment. Subject to the terms and conditions of this Loan Agreement, Softbank agrees to make a loan on the Closing Date to OptiMark in the principal amount of $750,000 (the "Principal Amount"). The Loan shall bear interest as provided in this Loan Agreement. The Loan shall be evidenced by the Notes and this Loan Agreement.

         Subject to the conditions set forth in this Loan Agreement, Softbank shall disburse the Loan amount, less (i) reimbursement to Softbank of fees and disbursements of Softbank's counsel in connection with this Loan Agreement including, without


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limitation, estimated fees in connection with the filing of Financing Statements
(Form UCC-1) and other instruments advisable to perfect the Liens granted by the Security Agreement and Guarantees (in an amount specified in writing to OptiMark at least one (1) Business Day prior to the Closing Date) and (ii) reimbursement to Cummings & Lockwood, counsel to OptiMark, of fees and disbursements in connection with (a) past due invoices and (b) this Loan Agreement (in an amount specified in writing to OptiMark at least one (1) Business Day prior to the Closing Date), by wire transfer of immediately available funds to such account as OptiMark shall notify Softbank in writing at least one (1) Business Day prior to the Closing Date.

          Section 2.2 Evidence of Indebtedness. Softbank shall maintain records evidencing amounts of principal and interest paid by or on behalf of OptiMark to Softbank hereunder. The books and records of Softbank shall be prima facie evidence, absent manifest error, of all amounts of principal, interest, Costs and Fees, outstanding or repaid pursuant to this Loan Agreement or any Related Document.

                                   ARTICLE 3.
                       REPAYMENT, INTEREST AND CONVERSION

          Section 3.1 Payment Of Principal and Interest. The outstanding principal balance of the Notes, together with all accrued but unpaid interest, shall be due and payable on the 180th calendar day following the Closing Date (the "Maturity Date"). The outstanding principal balance due on the Loan shall be determined as specified in Section 3.2. The principal, interest and other sums due on the Notes or under the Loan Agreement shall be reflected by Softbank's records which will be prima facie evidence of the computation of the amounts owing by OptiMark to Softbank, absent manifest error.

          Section 3.2 Interest Rate, Interest Compounding, Outstanding Principal Balance. Interest on the outstanding principal balance of the Loan shall accrue at ten percent (10%) per annum, based on a year of 360 days and actual days elapsed. Interest shall be compounded every 90 days following the Closing Date and shall accrue from the Closing Date until the Loan is paid in full. Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Notes shall accrue at the Default Rate specified in Section 4.2 hereof and shall also be compounded every 90 days following the Closing Date. OptiMark may, at its election, from time to time prior to the Maturity Date pay accrued and unpaid interest in cash. Except as otherwise provided in Section 3.5 hereof, all accrued but unpaid interest shall be due and payable on the Maturity Date in cash. All accrued but unpaid interest shall be added to the outstanding principal balance on the last day of each 90-day period following the Closing Date and after such compounding, interest shall accrue on such increased principal balance thereafter. If it is ever determined that the rate of interest was in excess of any maximum rate (if any) prescribed by law, then that portion of interest payments representing any amounts in excess of said maximum shall be deemed a payment of principal and applied by Softbank at any time against principal.


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          Section  3.3  Prepayment.  The Loan may be prepaid at any time or from time to time in whole or in part without prepayment fee, premium or penalty. Any prepayment shall first be applied to Costs and Fees, if any, described in
Section 4.1, then to interest and then to principal, or in such other order as Softbank may, in its sole discretion, determine.

          Section 3.4 Manner, Method, Place, Time and Application of Payment, Reinstatement, Waivers. Except as otherwise provided in Section 3.5 hereof, all Obligations shall be paid in lawful currency of the United States and in immediately available funds to Softbank by wire transfer in immediately available funds to such bank account as Softbank or any assignee may designate in writing. The liability of OptiMark hereunder and under any Related Document shall be reinstated and revived and the rights of Softbank shall continue to the extent of any amount at any time paid by or on behalf of OptiMark if such amount shall thereafter be required to be restored, returned or forfeited by Softbank pursuant to any Requirement of Law, and OptiMark's liability therefor shall continue as if such amount had not been paid.

     OptiMark agrees that if for any reason any amount due hereunder or under any Related Document is paid by cashier's, certified teller's or other check, there shall be no discharge of OptiMark's obligation until said check be finally paid by the issuer thereof.

     All payments under this Loan Agreement shall be made without counterclaim, set-off, condition or qualification and free and clear of (and without deduction for) any Taxes, deductions or charges of any nature whatsoever and irrespective of any default by Softbank under this Loan Agreement or any Related Document. All payments (other than prepayments which shall be applied as specified in the preceding Section 3.3) shall be applied first against Costs and Fees, if any, described in Section 4.1, then against indemnities and all amounts due hereunder other than principal and interest, then against interest due on amounts in default, then against interest due on amounts not in default, and then against principal.

          Section 3.5 OII Capital Stock.

               (a) On or prior to the Maturity Date, in lieu of Softbank's receipt of re-payment of the Obligations in lawful currency of the United States in immediately available funds as provided in Section 3.4, Softbank may elect, in its sole discretion:

                    (i) to require OptiMark to cause OptiMark, Inc. to deliver to Softbank twelve (12) shares (as adjusted pursuant to Sections 3.5(b), (c) and
(d) below) of OII Common Stock held by OptiMark, Inc. and seventy-two (72) shares (as adjusted pursuant to Sections 3.5(b), (c) and (d) below) of OII Preferred Stock held by OptiMark, Inc. as re-payment of the Principal Amount; and

                    (ii)  to  receive  payment  of  all  Obligations   less  the
Principal Amount (the "Remainder Obligation") either:


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                              (1) in cash, as set forth in Section 3.4 hereto;
                    or

                              (2) by requiring OptiMark to cause OptiMark,  Inc.
                    to deliver to Softbank that number of additional shares of OII Common Stock and OII Preferred Stock (as adjusted pursuant to Sections 3.5(b), (c) and (d) below) held by OptiMark, Inc. and equal to the Remainder Obligation, where
                    (A) each share of OII Common Stock shall be valued at the OII Common Stock Conversion Price (as adjusted pursuant to
                    Section 3.5(d) below) and (B) each share of OII Preferred Stock shall be valued at the OII Preferred Stock Conversion Price (as adjusted pursuant to Section 3.5(d) below).

               (b) Adjustments to Number of Shares of OII Common Stock and OII Preferred Stock for Dividends and for Combinations or Subdivisions. In the event that OptiMark Innovations at any time or from time to time after the Closing
Date but on or prior to the Maturity Date shall declare or pay, without consideration, any dividend on shares of OII Common Stock payable in shares of OII Common Stock or any dividend on shares of OII Preferred Stock payable in shares of OII Preferred Stock or, in either case, in any right to acquire OII Common Stock or OII Preferred Stock, respectively, for no consideration, or shall effect a subdivision of the outstanding shares of OII Common Stock or OII Preferred Stock into a greater number of shares of OII Common Stock or OII
Preferred Stock, respectively (by stock split, reclassification or otherwise than by payment of a dividend in capital stock of OptiMark Innovations or in any right to acquire such capital stock), or in the event the outstanding shares of OII Common Stock or OII Preferred Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of OII Common Stock or OII Preferred Stock, as applicable, then the number of shares OII Common Stock or OII Preferred Stock, as applicable, which OptiMark shall be required to cause OptiMark, Inc. to deliver to Softbank pursuant to Section 3.5(a) immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that OptiMark Innovations shall declare or pay, without consideration, any dividend on the OII Common Stock or OII Preferred Stock payable in any right to acquire OII Common Stock or OII Preferred Stock, respectively, for no consideration then OptiMark Innovations shall be deemed to have made a dividend payable in OII Common Stock or OII Preferred Stock, as the case may be, in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire OII Common Stock or OII Preferred Stock.

               (c) Adjustments for Reclassification and Reorganization. If the OII Common Stock or OII Preferred Stock (together with the OII Common Stock, the "OII Stock") which OptiMark shall be required to cause OptiMark, Inc. to deliver to Softbank pursuant to Section 3.5(a) shall be exchanged for or changed into any other class or series of capital stock of any issuer, cash or any other property, right, or form of consideration, whether by capital reorganization, reclassification, merger, consolidation, reorganization or otherwise (other than a subdivision or combination of shares provided for in Section 3.5(b)), then the number of shares of OII Stock that OptiMark shall be


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


required to cause  OptiMark,  Inc.  to deliver to  Softbank  pursuant to Section
3.5(a) shall, concurrently with the effectiveness of such reorganization, reclassification, merger, consolidation, reorganization or other event, be modified so that the OII Stock to be delivered pursuant to Section 3.5(a) shall be replaced by, in lieu of the number of shares of OII Stock which Softbank would otherwise have been entitled to receive, such number of shares of the class or series of capital stock, such amount of cash or other property, right, or consideration, as the case may be, received by OptiMark, Inc. in exchange for the OII Stock to be delivered to Softbank pursuant to Section 3.5(a) immediately before such event.

               (d) Adjustments to Conversion Price for Certain Diluting Issues.

                    (i) Special Definitions. For purposes of this Section 3.5(d), the following definitions apply:

     "Options" shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire OII Stock.

     "Additional Shares of OII Common Stock" shall mean all shares of OII Common Stock issued by OptiMark Innovations after the Closing Date, other than shares of OII Common Stock issued or issuable:

          (1) upon exercise of Options to purchase OII Common Stock issued by OptiMark Innovations to its employees, directors or consultants with the approval of the board of directors of OptiMark Innovations; or

          (2) for which the number of shares of OII Common Stock to be received by Softbank pursuant to Section 3.5(a) has been adjusted pursuant to Sections 3.5(b) or (c).

     "Additional Shares of OII Preferred Stock" shall mean all shares of OII Preferred Stock issued by OptiMark Innovations after the Closing Date, other than shares of OII Preferred Stock issued or issuable:

          (1) upon exercise of Options to purchase OII Preferred Stock issued by OptiMark Innovations to its employees, directors or consultants with the approval of the board of directors of OptiMark Innovations; or

          (2) for which the number of shares of OII Preferred Stock to be received by Softbank pursuant to Section 3.5(a) has been adjusted pursuant to Sections 3.5(b) or (c).

     "OII Common Stock Conversion Price" shall be equal to US $2,500, initially, and shall be subject to adjustment as provided in Section 3.5(d)(iii).


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


     "OII Preferred Stock Conversion Price" shall be equal to US $10,000, initially, and shall be subject to adjustment as provided in Section 3.5(d)(iv).

          (ii) No Adjustment of Conversion Price. Any provision herein to the contrary notwithstanding,

                    (1) no adjustment in the OII Common Stock Conversion Price shall be made in respect of the issuance of Additional Shares of OII Common Stock unless the consideration per share (determined pursuant to Section 3.5(d)(v) hereof) for an Additional Share of OII Common Stock issued or deemed to be issued by OptiMark Innovations is less than the OII Common Stock Conversion Price in effect on the date of, and immediately prior to, such issue; and

                    (2) no adjustment in the OII Preferred Stock Conversion Price shall be made in respect of the issuance of Additional Shares of OII Preferred Stock unless the consideration per share (determined pursuant to Section 3.5(d)(v) hereof) for an Additional Share of OII Preferred Stock issued or deemed to be issued by OptiMark Innovations is less than the OII Preferred Stock Conversion Price in effect on the date of, and immediately prior to, such issue.

          (iii) Adjustment of OII Common Stock Conversion Price. In the event OptiMark Innovations, at any time after the Closing Date but on or prior to the Maturity Date, shall issue Additional Shares of OII Common Stock without consideration or for a consideration per share less than the OII Common Stock Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the OII Common Stock Conversion Price then in effect shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such OII Common Stock Conversion Price by a fraction, the numerator of which shall be the sum of the number of shares of OII Common Stock outstanding immediately prior to such issue plus the number of shares of OII Common Stock which the aggregate consideration received by OptiMark Innovations for the total number of Additional Shares of OII Common Stock so issued would purchase at such OII Common Stock Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of OII Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of OII Common Stock so issued. For the purpose of the above calculation, the number of shares of OII Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if any outstanding Options to purchase OII Common Stock had been fully exercised as of such date.

          (iv) Adjustment of OII Preferred Stock Conversion Price. In the event OptiMark Innovations, at any time after the Closing Date but on or prior to the Maturity Date, shall issue Additional Shares of OII Preferred Stock without consideration or for a consideration per share less than the OII Preferred Stock


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


Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the OII Preferred Stock Conversion Price then in effect shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such OII Preferred Stock Conversion Price by a fraction, the numerator of which shall be the sum of the number of shares of OII Preferred Stock outstanding immediately prior to such issue plus the number of shares of OII Preferred Stock which the aggregate consideration received by OptiMark Innovations for the total number of Additional Shares of OII Preferred Stock so issued would purchase at such OII Preferred Stock Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of OII Preferred Stock outstanding immediately prior to such issue plus the number of such Additional Shares of OII Common Stock so issued. For the purpose of the above calculation, the number of shares of OII Preferred Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if any outstanding Options to purchase OII Preferred Stock had been fully exercised as of such date.

               (v) Determination of Consideration. For purposes of this Section 3.5(d), the consideration received by OptiMark Innovations for the issue of any Additional Shares of OII Common Stock or any Additional Shares of OII Preferred Stock shall be computed as follows:

                    (1) Cash and Property: Such consideration shall:

                    a. insofar as it consists of cash, be computed at the aggregate amount of cash received by OptiMark Innovations excluding amounts paid or payable for accrued interest or accrued dividends;

                    b. insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the board of directors of OptiMark Innovations; and

                    c. in the event Additional Shares of OII Common Stock are issued together with Additional Shares of OII Preferred Stock or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (a.) and (b.) above, as determined in good faith by the board of directors of OptiMark Innovations.

                    (2) Options and Convertible Securities. The consideration per share received by OptiMark Innovations for Additional Shares of OII Common Stock or Additional Shares of OII Preferred Stock relating to Options shall be determined by dividing:

                    a. the total amount, if any, received or receivable by OptiMark Innovations as consideration for the issue of such Options,


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          plus the minimum aggregate amount of additional  consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to OptiMark Innovations upon the exercise of such Options, by

                    b. the maximum number of shares of OII Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options.

               (vi) Effect of Adjustment of the Conversion Prices. In the event that either the OII Common Stock Conversion Price or the OII Preferred Stock Conversion Price is adjusted pursuant to Section 3.5(d)(iii) or Section 3.5(d)(iv), respectively, the number of shares of OII Common Stock or OII Preferred Stock that OptiMark shall be required to cause OptiMark, Inc. deliver to Softbank on the Maturity Date pursuant to Section 3.5(a)(i) shall be adjusted as follows:

                    (1) the number of shares of OII Common Stock to be delivered to Softbank pursuant to Section 3.5(a)(i) shall be equal to US $30,000 divided by the OII Common Stock Conversion Price in effect on the Maturity Date, provided, however, in no event shall OptiMark be required to cause OptiMark, Inc. to deliver to Softbank more shares of OII Common Stock than are owned by OptiMark, Inc. on the Closing Date (subject to adjustment for stock splits, reverse splits, stock dividends and similar events); and

                    (2) the number of shares of OII Preferred Stock to be delivered to Softbank pursuant to Section 3.5(a)(i) shall be equal to US $720,000 divided by the OII Preferred Stock Conversion Price in effect on the Maturity Date, provided, however, in no event shall OptiMark be required to cause OptiMark, Inc. to deliver to Softbank more shares of OII Preferred Stock than are owned by OptiMark, Inc. on the Closing Date (subject to adjustment for stock splits, reverse splits, stock dividends and similar events).

                                   ARTICLE 4.
                                 OTHER PAYMENTS

          Section 4.1 Costs and Fees. Upon demand therefor, OptiMark agrees to pay to Softbank all Costs and Fees Arising Out Of: the performance of this Loan Agreement and any other Related Document; the renewal, modification, extension, forbearance (if any), refinancing, renegotiations or restructuring of this Loan Agreement or any Related Document; collecting any and all Obligations; protecting, preserving and realizing upon any Collateral or other security for such amounts; and/or enforcing this Loan Agreement or any Related Document. The Costs and Fees due hereunder are part of the Obligations and are secured by the Liens granted by OptiMark to Softbank pursuant to the Security Agreement and guaranteed pursuant to the Guarantees.


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


          Section 4.2 Calculations; Default Interest; Compounded Interest. Except as otherwise expressly set forth in this Loan Agreement, all computations of interest and fees under this Loan Agreement or any Related Document shall be made on the basis of a year consisting of 360 days and actual days elapsed. All amounts that are not paid when due under this Loan Agreement shall bear interest at the interest rate of fifteen percent (15%) per annum (the "Default Rate"), compounded every 90 days after the Default Rate becomes applicable.

                                   ARTICLE 5.
                             CONDITIONS TO LENDING,
                                    SECURITY
                                       and
                                 OTHER COVENANTS

          Section 5.1 Conditions. The obligation of Softbank to make the Loan is subject to fulfillment by OptiMark of all of the following conditions:

               (a) Execution and delivery by OptiMark or its Subsidiaries, as applicable, of this Loan Agreement, Notes, Security Agreement, UCC's, Guarantees and all other executed Related Documents.

               (b) The representations and warranties contained in Article 6 hereof and in each Related Document shall be correct and accurate in all material respects on and as of Closing as though made on and as of such date and no Event of Default and no condition or event which, with the giving of notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing on Closing and Softbank shall have received a certificate in the form set forth on Exhibit B attached hereto and signed by the Chief Executive Officer of OptiMark, dated as of the Closing Date, to that effect.

               (c) OptiMark shall have complied in all material respects with all covenants and obligations to be performed or observed by it at or prior to such time, including but not limited to those set forth in the Existing Loan Agreement; and shall not be in breach of any of the Existing Loan Agreement or the agreements referred to in each of such Existing Loan Agreement as the "Related Documents."

               (d) OptiMark shall have obtained all consents of third parties, including, without limitation, any Governmental Body, required in connection with the execution and delivery of this Loan Agreement and the Related Documents and consummation of the transactions contemplated hereby and thereby.

               (e) Softbank shall have received a favorable written opinion of outside counsel for OptiMark, dated the Closing Date, in substantially the form of Exhibit C.

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

               (f) Softbank shall have received copies of all corporate action taken by OptiMark and its Subsidiaries to authorize this Loan Agreement, the Related Documents, the borrowings hereunder and the Notes, certified as of the Closing Date by the Secretary of OptiMark.

               (g) Softbank shall have received (i) acknowledgement copies of Financing Statements (Form UCC-1) duly filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of Softbank, advisable to perfect the Liens created by the Security Agreement and the Guarantees, (ii) acknowledgement copies of recordings in the U.S. Patent and Trademark Office of notices in respect of patents, patent applications, trademark registrations and trademark applications of OptiMark and/or the Subsidiaries created by the Security Agreement or the Guarantees if, in the opinion of Softbank, such filings should be made and (iii) evidence of the completion of all other recordings and filings and such other actions necessary or, in the opinion of Softbank, advisable to perfect the Liens created by the Security Agreement and the Guarantees.

               (h) There  shall  not be  pending  or  threatened  any  action or proceeding before any court or administrative agency relating to the transactions contemplated by this Loan Agreement, the Existing Loan Agreement or the Related Documents which could reasonably be expected to materially impair the ability of OptiMark to perform its obligations under this Loan Agreement or under the Related Documents or which could reasonably be expected to materially impair the ability of OptiMark to issue the Series F Preferred Stock or materially adversely affect the rights of the Series F Preferred Stock.

               (i) Except as described in OptiMark's Quarterly Report on Form 10-Q for the period ended March 31, 2002 (the "10-Q"), OptiMark's Annual Report on Form 10-K for the period ended December 31, 2001 on file with the SEC as of the Effective Date (the "10-K"), or otherwise described on Exhibit 5.1(i) of this Loan Agreement, since March 31, 2002, there has been no event, occurrence, change, development or state of affairs that had or will have a Material Adverse Effect.

               (j) OptiMark shall have executed and delivered to Softbank the forms for filing in the U.S. Patent and Trademark office, in form and substance as reasonably satisfactory to Softbank, in respect of patents, patent applications, trademark registrations and trademark applications of OptiMark and/or the Subsidiaries created by the Security Agreement or the Guarantees.

               (k) Softbank shall have received such other documents as Softbank may reasonably request.

          Section 5.2 Conditions Not Fulfilled. If the above conditions are not fulfilled or if the Loan or any portion thereof is not made because of such nonfulfillment of conditions, neither Softbank nor OptiMark shall be responsible to each other or any other Person for any Loss Arising Out Of nonfulfillment of the above conditions or a failure to make the Loan.

          Section 5.3 Security. As security for the prompt payment and performance of all Obligations, OptiMark is concurrently granting to Softbank a Lien in all collateral described in the Security Agreement (all such collateral collectively, the "Collateral").

                                   ARTICLE 6.
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 6.1 Representations, Warranties and Covenants of OptiMark. The warranties, representations, and covenants contained in this Loan Agreement and in any Related Document shall be deemed to have been relied upon by Softbank and shall survive the Closing and continue until all Obligations have been paid in full.

         OptiMark  hereby  represents,   warrants,  covenants  and  agrees  with
Softbank that:

          Section 6.1.1. Good Standing and Power. OptiMark, each of the Subsidiaries and OptiMark Innovations are corporations, each duly organized and existing, in good standing, under the laws of the jurisdiction of its incorporation, and each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except for failures to be in good standing or qualified that would not in the aggregate have a Material Adverse Effect.

          Section 6.1.2. Corporate Authority. OptiMark has full corporate power and authority to enter into this Loan Agreement, and the Security Agreement, to grant to Softbank the Liens described therein, to make the borrowings contemplated  hereby,  to  execute  and  deliver  the  Note  and  to  incur  the
Obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action. Each of the Subsidiaries has full corporate power and authority to enter into the Guaranty to which it is a party, to grant to Softbank the Liens described therein and to incur the Obligations provided for therein. No consent or approval of stockholders or of any Governmental Body is required as a condition to the validity or performance by OptiMark of this Loan Agreement or any Related Document.

          Section 6.1.3. Authorizations. All authorizations, consents, approvals, registrations, exemptions and licenses with or from Governmental Bodies which are necessary for the borrowings hereunder, the grant of the Liens on the Collateral, the execution and delivery by OptiMark or the Subsidiaries of this Loan Agreement, the Security Agreement, the Notes and the Guarantees and the performance by OptiMark and its Subsidiaries of their respective Obligations hereunder and thereunder have been effected or obtained and are in full force and effect.

          Section 6.1.4. Binding Agreement. This Loan Agreement and the Related Documents constitute the valid and legally binding obligations of OptiMark and its Subsidiaries, as applicable, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and, as to enforcement, to general equity principles.

          Section 6.1.5. Litigation. Except as described in the 10-Q, the 10-K, or on Exhibit 5.1(i) of this Loan Agreement, there are no proceedings or investigations pending or, so far as the officers of OptiMark know, threatened before any court or arbitrator or before or by any Governmental Body which, in any one case or in the aggregate, if determined adversely to the interests of OptiMark, a Subsidiary or OptiMark Innovations, would have a Material Adverse Effect.

          Section 6.1.6. No Conflicts. There is no statute, regulation, rule, order or judgment, and no provision of any mortgage, indenture, contract or agreement binding on OptiMark, either of its Subsidiaries or OptiMark Innovations or affecting their properties which would prohibit, conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Loan Agreement and the Related Documents.

          Section 6.1.7. Financial Condition. The Draft Financial Statements fairly present, in all material respects in accordance with GAAP, the financial condition of OptiMark and its Subsidiaries and the results of their operations and cash flows as of the dates and for the periods referred to. Except as has been described in documents referred to in Section 5.1(i) hereof or otherwise described in writing to Softbank prior to the execution and delivery of this Loan Agreement, (i) there are no material Liabilities of OptiMark or any of its Subsidiaries as of the date of such balance sheet which are not reflected therein or in the notes thereto, and (ii) except as has been described on
Exhibit 5.1(i) of this Loan Agreement or disclosed in the Draft Financial Statements, the 10-K, the 10-Q and OptiMark's Current Reports on Form 8-K filed with the SEC on September 3, 2002 and September 4, 2002, there has been no event, occurrence, change, development or state of affairs that had or will have a Material Adverse Effect since March 31, 2002. The Draft Financial Statements are fair and accurate in all material respects and, to OptiMark's knowledge, will not be subject to material audit adjustments.

          Section 6.1.8. The Security Agreement. The provisions of the Security Agreement will be effective to maintain in favor of Softbank a valid, binding and enforceable, security interest or lien in all right, title and interest of OptiMark in all material parts of the Collateral, and shall constitute a first priority, perfected security interest or lien in all right, title and interest of OptiMark in all material parts of such Collateral.

                                   ARTICLE 7.
                                FURTHER COVENANTS

          Section 7.1 Covenants. Until principal and interest on the Loan is paid in full, or deemed satisfied pursuant to Section 3.5 hereof, OptiMark hereby covenants and agrees that unless Softbank otherwise Consents, OptiMark shall:

          Section 7.1.1. Use of Proceeds. Use the Loan proceeds for working capital purposes, and apply such proceeds only to such purposes and in such manner as shall be approved with reasonable particularity prior to such application by OptiMark's Board of Directors.

          Section 7.1.2. Financial Statements and Reports. Deliver to Softbank in form and detail reasonably satisfactory to Softbank the following:

               (a) Monthly Reports. OptiMark shall furnish to Softbank as soon as practicable, and in any case within fifteen (15) days of the end of each calendar month (except the last month of OptiMark's fiscal year), monthly unaudited financial statements, including an unaudited balance sheet, an unaudited statements of operations and comprehensive loss and an unaudited statement of cash flows, together with a comparison to OptiMark's operating plan and budget and statements of the Chief Financial Officer of OptiMark, or person acting in such capacity, explaining any significant differences in the statements from OptiMark's operating plan and budget for the month covered and stating that such statements fairly present, in all material respects in accordance with GAAP, the consolidated financial position and consolidated financial results of OptiMark for the month covered; and

               (b) Annual Budget. OptiMark shall furnish to Softbank as soon as practicable and in any event no later than thirty (30) days after the close of each fiscal year of OptiMark, an annual operating plan and budget, prepared on a monthly basis, for the next immediate fiscal year. OptiMark shall also furnish to Softbank, within a reasonable time of its preparation, amendments to the annual budget, if any.

          Section 7.1.3. Notices. To the extent known to OptiMark, promptly give written notice to Softbank of the occurrence of, and the occurrence of any material development in, (a) any Event of Default or any event which, upon a lapse of time or notice or both, would become an Event of Default; (b) any material Claim or other dispute of any nature whatsoever concerning, or any change in any Requirement of Law, adversely affecting or relating to, OptiMark, or (c) any event or circumstance that could reasonably be expected to have a Material Adverse Effect.

          Section 7.1.4. Compliance with Laws. Conduct its operations and cause those of its Subsidiaries to be conducted, and use the Collateral, only in compliance with all policies of insurance and all Requirements of Law, except where any failure could not reasonably be expected to have a Material Adverse Effect.

          Section 7.1.5. Maintenance of Records. Maintain adequate and complete records and books of account in accordance with GAAP, which books shall reflect all financial transactions of OptiMark. OptiMark shall also permit any of Softbank's representatives upon reasonable request and during normal business hours to visit and inspect any of the properties of OptiMark, to examine all its books of account, records, reports and other papers and to make copies and extracts therefrom. Upon reasonable request, Softbank may also conduct a periodic audit of OptiMark's accounts receivable and inventory at Softbank's expense. In addition, OptiMark shall also permit any of Softbank's representatives to discuss its affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision OptiMark authorizes said accountants to discuss the finances and affairs of OptiMark with Softbank or its accountants or other agents) all at such reasonable times and as often as may be reasonably requested.

          Section 7.1.6. Indemnification. Indemnify, defend and hold harmless Softbank from and against any and all Claims (whether known or unknown and whether now or hereafter existing) Arising Out Of (a) any inaccuracy when made of any representation or warranty contained in this Loan Agreement or any Related Document or any breach by OptiMark of any covenant or agreement in this Loan Agreement or any Related Document; and (b) the performance, enforcement
(including affirmative suits and the defense of any Claim or liability whatsoever) and collection of this Loan Agreement or any Related Document. Notwithstanding the foregoing, OptiMark shall not be required to indemnify, defend or hold harmless Softbank for any Claims or Losses directly and actually caused by the gross negligence or willful misconduct of Softbank. Nothing in this section is intended to limit or shall limit any obligation of OptiMark to Softbank, including but not limited to the repayment obligations of OptiMark contained in Article 3.

          Section 7.1.7. Preservation of Existence and Property. Preserve and maintain its existence in the jurisdiction of its formation and qualify, and cause its Subsidiaries to qualify, and remain qualified, and cause each of its Subsidiaries to remain qualified, as a foreign corporation in each jurisdiction where the failure to so qualify could have a Material Adverse Effect. OptiMark shall take all reasonable action to maintain all rights, privileges and franchises necessary or desirable to the normal conduct of its business, and shall comply and cause each of its Subsidiaries to comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

          Section 7.1.8. Incurrence of Indebtedness. OptiMark shall not create, incur, assume or suffer to exist any Indebtedness, or permit any of its Subsidiaries so to do, except (i) Indebtedness to Softbank, (ii) Indebtedness of OptiMark (or its successor) to others that is subordinated by a written agreement satisfactory in form and substance to Softbank to all Indebtedness of OptiMark (or its successor) to Softbank and (iii) Indebtedness of OptiMark or the Subsidiaries outstanding on the date hereof.

                                   ARTICLE 8.
                                EVENTS OF DEFAULT

          Section 8.1 Events of Default; Acceleration and Remedies. Without regard to previous knowledge or any forbearance by Softbank, the following shall be defaults under this Loan Agreement and the terms "Event of Default", "default" or "Default" shall mean any one or more of the following events:

               (a) Payment Default. OptiMark shall (i) fail to pay or cause to be paid when due any portion of any Obligation (other than Costs and Fees) or fail to deliver or cause to be delivered the OII Stock pursuant to Section 3.5 hereof, or (ii) fail to pay or cause to be paid Costs and Fees for ten (10) days after the same shall be due; or

               (b) Security Exposure. Any Lien of Softbank in any material portion of the Collateral shall, for any reason, cease to exist as valid and binding Liens; or any guarantor of any part of the Obligations shall attempt to withdraw the Guaranty, state that such Guaranty has been discharged or take any action or permit any action to be taken which would impair such guarantor's ability to perform its obligations under such Guaranty; or

               (c) Breach of Other Covenants of Failure of any Condition. OptiMark shall fail to perform, keep or observe any provision (other than a breach of the preceding Sections 7.1.1 or 7.1.8) not involving a payment obligation of this Loan Agreement, contained in this Loan Agreement and any such failure shall remain unremedied for thirty (30) days after written notification thereof shall have been given to OptiMark by Softbank; or

               (d) Breach of Representation or Warranty. Any representation or warranty made by OptiMark under or in connection with this Loan Agreement or any Related Document shall prove to have been untrue or misleading when made or becomes untrue in any material respect; or

               (e) Breach of Sections 7.1.1 or 7.1.8 Any failure to comply with the preceding Section 7.1.1 or 7.1.8; or

               (f) Cross Defaults. Any obligation (other than its obligation hereunder) of OptiMark or any of its Subsidiaries for the payment of Indebtedness in an aggregate amount of at least $250,000 is not paid when due or becomes or is declared to be due and payable prior to the expressed maturity thereof, or there shall have occurred an event which, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable.

               (g) Bankruptcy etc. OptiMark or any of its Subsidiaries shall dissolve or liquidate or take an equivalent action or an involuntary petition shall have been filed under any federal or state bankruptcy, reorganization, insolvency, moratorium or similar statute against OptiMark or any of its Subsidiaries, or a custodian, receiver, trustee, assignee for the benefit of creditors or other similar official shall be appointed to take possession, custody, or control of the property of OptiMark or any of its Subsidiaries, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment; or OptiMark or its Subsidiaries shall admit in writing its inability to pay any of its debts as they mature, or shall file any petition or action for relief relating to any bankruptcy, reorganization, insolvency or moratorium law, or any other similar law or laws for the relief of, or relating to, debtors; or OptiMark or any of its Subsidiaries shall make a general assignment for the benefit of creditors or enter into an agreement of composition with its creditors; or

               (h) Change in Authority. Any material permit, license or other authority of any nature from any Governmental Body now or hereafter required (i) for the performance of OptiMark under this Loan Agreement or any other Related Documents shall not be obtained or shall be revoked, withdrawn or withheld or otherwise failed to remain in full force and effect, or (ii) in the conduct of OptiMark's business shall not be obtained or shall be revoked, withdrawn or withheld or otherwise failed to remain in full force and effect, in each case
(i) and (ii), for 30 days after notice of such by Softbank; or

               (i) Judgments. Either (i) a judgment or order for the payment of money in excess of Two Hundred and Fifty Thousand Dollars ($250,000) or its equivalent in another currency, or (ii) a temporary restraining order, preliminary or final injunction, order of specific performance or similar judgment, order or decree requiring OptiMark or either of the Subsidiaries to take, or prohibiting them from taking, any action, if such order, injunction, judgment or decree would be reasonably likely to have a Material Adverse Effect, is entered against OptiMark, either of the Subsidiaries or any of their respective assets, and such judgment, order, injunction or decree is not discharged or appealed and stayed within sixty (60) days of entry or imposition thereof.

     Upon any Event of Default, Softbank may terminate any of its obligations hereunder or under any Related Document. With respect to any Event of Default,
(i) in any such event described in Section 8.1(g), all Obligations shall automatically be due and payable without notice or demand or any action whatsoever by Softbank; and (ii) in all other Events of Default, Softbank may, upon notice (of any nature allowed by law) to OptiMark, declare all Obligations (or any part thereof), to be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by OptiMark.

     In addition, upon any Event of Default, Softbank may without prior notice or demand, exercise any and all rights available to it under this Loan Agreement or any Related Document in equity or by applicable law. No action taken by Softbank shall be deemed to be an election of remedies by Softbank, it being the intent of the parties that Softbank shall be entitled repeatedly to exercise all remedies separately or concurrently and in any manner allowed by law.

                                   ARTICLE 9.
                                 MISCELLANEOUS

          Section 9.1 Notices, etc. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Loan Agreement shall be in writing and shall be deemed to have been duly given:
(i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is (a) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (b) sent by a nationally recognized overnight express courier, or (iii) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice:

         If to Softbank:           SOFTBANK Capital Partners LP
         --------------            SOFTBANK Capital Advisors Fund LP
                                   SOFTBANK Capital LP
                                   1188 Centre Street
                                   Newton Center, Massachusetts 02459
                                   Attention: Steve Murray
                                   Facsimile No.: (617) 928-9301

         With a copy to:           Sullivan & Cromwell
         --------------            1870 Embarcadero Road
                                   Palo Alto, California  94303
                                   Attention:  John L. Savva
                                   Telephone No.: (650) 461-5600
                                   Facsimile No.:  (650) 461-5700

         If to OptiMark:           OptiMark Holdings, Inc.
         --------------            10 Exchange Place
                                   Jersey City, New Jersey 07302
                                   Attention: General Counsel or Secretary
                                   Telephone No.: (201) 536-7000
                                   Facsimile No.:  (201) 946-0742

         With a copy to:           Cummings & Lockwood
         --------------            Four Stamford Plaza
                                   107 Elm Street
                                   Stamford, Connecticut 06902
                                   Attn: Evan S. Seideman
                                   Telephone No: (203) 327-1700
                                   Facsimile No:  (203) 351-4535

Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section 9.1.

          Section 9.2 No Waiver; Remedies. No failure on the part of Softbank to exercise, and no delay in exercising, any right under this Loan Agreement or any Related Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any of the aforesaid preclude any other or further exercise thereof or the exercise of any other right from time to time and as often as Softbank may deem expedient and without notice (except any notice which is specifically required by written agreement). The remedies provided in this Loan Agreement and the Related Documents are cumulative and not exclusive of any remedies provided by law or in equity, now or hereafter existing.

          Section 9.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP except as otherwise stated herein.

          Section 9.4 Assignment. This Loan Agreement shall not be assignable by OptiMark without Softbank's Consent. Softbank may assign to any Person the obligation, subject to OptiMark's satisfaction of all conditions precedent in
Section 5.1 hereof, to make all or a portion of the Loan on the Closing Date to OptiMark. In addition, Softbank may sell, transfer, assign, negotiate, pledge, or hypothecate all or any portion of this Loan Agreement or the Security Agreement (except that if Softbank assigns all of its rights under this Loan Agreement it shall also assign all of its rights under the Security Agreement) to any Person.

          Section 9.5 Governing Law; Venue. This Loan Agreement and each Related Document shall be deemed to have been made in New York and the validity of such documents, their construction, interpretation and enforcement, shall be determined under, governed by and construed in accordance with the laws of New York. In any court proceeding, OptiMark agrees to submit to the jurisdiction of the state or federal court selected by Softbank, and venue of any action concerning this Loan Agreement or any Related Document shall be in the county of New York in the State of New York. OptiMark hereby irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of such venue and any claim that any such forum is an inconvenient forum. Nothing in this Section shall impair the right of Softbank to bring any action or proceeding against OptiMark or its property in the courts of any other county or jurisdiction.

          Section 9.6 Entire Loan Documents; Headings; Amendments; Severability; Time; Fair Construction; Counterparts. This Loan Agreement and the Related Documents constitute the entire agreement between the parties regarding the terms of this Loan and supersede any and all other agreements relating to the subject matter of this Loan Agreement and the Related Documents, oral or written, among any or all of the parties. The headings of the various sections and subsections of this Loan Agreement and of any Related Document are for convenience of reference only and do not constitute a part of the respective document and shall not affect the meaning or construction of any provision.

     No amendment, waiver or forbearance of any provision of this Loan Agreement or of any Related Document shall be effective unless the same shall be in a writing signed by Softbank. Any such waiver or forbearance shall only be effective for the specific purpose and in the specific instance given and not for other or subsequent purposes or instances and no forbearance or waiver shall affect Softbank's right to refuse further forbearances or waivers. If any portion of this Loan Agreement or any Related Document is held to be invalid or unenforceable, the remaining portions and provisions and conditions thereof shall remain in full force and effect.

     Time is of the essence under this Loan Agreement and each Related Document. Counsel for each party has participated in the review and revision of this Loan Agreement and each party agrees that the rules of construction requiring any ambiguities to be resolved against the drafting party shall not be employed in the interpretation of this Loan Agreement or any Related Document. The signature pages of this Loan Agreement and of any Related Document may be executed in counterparts.

          Section 9.7 Confidentiality. Except as may be required to enforce the rights and duties established hereunder (including establishing and maintaining Softbank's perfected Lien in the Collateral), the parties hereto shall preserve in a confidential manner all information received from the other pursuant to this Loan Agreement and the Related Documents, and shall not disclose such information except to those Persons with which a confidential relationship is maintained (including regulators, legal counsel, accountants, agents or an assignee or a prospective assignee of any of Softbank's rights hereunder), or where required by law.

          Section 9.8 No Waiver. Notwithstanding anything contained in this Loan Agreement, the execution and delivery of this Loan Agreement by Softbank shall not constitute a waiver by Softbank of any breach by OptiMark of a representation, warranty, covenant or condition set forth in the Existing Loan Agreement.


                  [Remainder of page intentionally left blank]

                   Executed and dated as of November 27, 2002.




OPTIMARK HOLDINGS, INC.,                   SOFTBANK CAPITAL PARTNERS LP,
a Delaware corporation                     SOFTBANK CAPITAL ADVISORS FUND LP,
                                           SOFTBANK CAPITAL LP

By /s/ Robert J. Warshaw
   ---------------------
Its Chief Executive Officer                By: SOFTBANK CAPITAL PARTNERS  LLC
    -----------------------                    Its: General Partner




                                           By: /s/ Steven J. Murray
                                              ------------------------
                                               Name: Steven J. Murray
                                               Title: Admin. Member

Acknowledged and Agreed, solely
with respect to Section 3.5

OPTIMARK, INC.,
a Delaware corporation



By:  /s/ Robert J. Warshaw
     ---------------------
Its: /s/ Chief Executive Officer
     ---------------------------

                              DEFINITIONS ADDENDUM

     This Definitions Addendum is an attachment to and part of that certain LOAN AGREEMENT ("Loan Agreement") dated as of November 27, 2002 between OptiMark Holdings, Inc. and Softbank Capital Partners LP, Softbank Capital Advisors Fund LP, and Softbank Capital LP. Except as otherwise stated in the Loan Agreement, the following terms shall have the following meanings:

     "Advance" means the advance of Loan proceeds on the Closing Date.

     "Arising Out Of" means directly or indirectly arising out of, relating in any manner to, arising in connection with, growing out of or stemming from, or in any manner caused by or resulting from, whether by action or inaction and whether such action or inaction be culpable and whether such action be in contract, tort or otherwise.

     "Business Day" means any day other than (i) a Saturday, Sunday or legal holiday, or (ii) a day on which commercial banks in New York City are authorized or required by law or executive order to close.

     "Capital Lease Obligations" means, with respect to any Person, the obligation of such Person to pay rent or other amounts under any lease with respect to any property (whether real, personal or mixed) acquired or leased by such Person that is required to be accounted for under GAAP as a liability on a consolidated balance sheet of such Person.

     "Claims" means any and all administrative, legal or other actions, claims, suits, appeals, settlements, consent decrees, or investigations.

     "Closing" or "Closing Date" shall mean the last to occur of: (a) the date the Loan Agreement and the Related Documents are executed and delivered to Softbank and (b) the date all conditions precedent contained in Section 5.1 of the Loan Agreement are satisfied.

     "Collateral"  has  the  meaning  set  forth  in  Section  5.3 of  the  Loan
Agreement.

     "Consent" means a written document containing the approval of and executed by the Person to be bound by the document.

     "Contractual Obligation" means, with respect to any Person, each provision of this Loan Agreement, each Related Document, and all provisions of all other agreements, contracts, instrument and undertakings to which such Person is a party or by which it or any of its property is bound.

     "Costs and Fees" means all reasonable out-of-pocket or incurred costs (including without limitation those incurred by the following persons) and expenses of every nature, including, without limitation, reasonable attorneys' fees (whether of independent or in-house counsel whether incurred before trial, at trial, or appeal and in any bankruptcy or arbitration proceeding), reasonable fees of paralegals, clerks, accountants and other consultants or experts, and of collection and other agents, and all other reasonable fees, costs and expenses of every nature whatsoever now or hereafter incurred from time to time, including, without limitation, all reasonable expenses related to the Collateral (including without limitation, all appraisal(s), filing and recording fees).

     "Default" or "Event of Default" has the meaning set forth in Section 8.1 of the Loan Agreement.

     "Default Rate" has the meaning set forth in Section 4.2 of the Loan Agreement.

     "Draft Financial Statements" means the unaudited (i) consolidated balance sheets of the Company as of September 30, 2002 and September 30, 2001, (ii) consolidated statements of operations and comprehensive loss for the periods ended September 30, 2001, September 30, 2000 and September 30, 1999, (iii) consolidated statements of cash flows for the periods ended September 30, 2001, September 30, 2000 and September 30, 1999, and (iv) the consolidated statement of stockholders' equity for the period ended December 31, 2001, all as provided to Softbank on or before the Effective Date.

     "Effective Date" has the meaning set forth in the preamble of the Loan Agreement.

     "Existing Loan Agreement" means the Loan Agreement, dated May 31, 2002 by and among OptiMark, Softbank and, solely with respect to Section 3.5 thereof, OptiMark, Inc.

     "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles as in effect from time to time in the United States.

     "Governmental  Body"  means any  foreign  or  domestic  government;  court;
federal, state, county, municipal or other department, commission, board, bureau, agency, administrator, public authority or instrumentality; arbitrator; mediator; or other governmental regulator or authority.

     "Guarantees" means the certain Amended and Restated Guarantees, dated the Closing Date, between Softbank and each of the Subsidiaries, in the forms attached as Exhibit D hereto.

     "Indebtedness" means, with respect to any Person, (i) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (including all obligations, contingent or otherwise, of such Person in connection with letters of credit, bankers' acceptances, Interest Rate Protection Agreement or other similar instruments, including currency swaps) other than indebtedness to trade creditors and service providers incurred in the ordinary course of business and payable on usual and customary terms, (ii) all obligations or such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the remedies available to the seller or lender under such agreement are limited to repossession or sale of such property), (iv) all Capital Lease Obligations of such Person, (v) all obligations of the types described in clauses (i), (ii),
(iii) or (iv) above secured by (or for which the obligee has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property (including accounts, contract rights and other intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vi) all preferred stock issued by such Person which is redeemable, prior to full satisfaction of OptiMark's obligations under this Loan Agreement and the Notes, other than at the option of such Person, (vii) all Indebtedness of others subject to a Third Party Guaranty by such Person and
(viii) all Indebtedness of any partnership of which such Person is a general partner.

     "Interest Rate Protection Agreement" means any interest rate swap agreement, interest rate cap agreement or similar hedging arrangement used by a Person to fix or cap a floating rate of interest on Indebtedness to a negotiated maximum rate or amount.

     "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "Lien" or "Liens" means, with respect to any Person, any security interest, pledge, mortgage, charge, option, assignment, hypothecation, encumbrance, attachment, garnishment, sequestration, forfeiture, execution or other voluntary or involuntary lien upon or affecting the revenues of such Person or any real or personal property in which such Person has or hereafter acquires any interest, except (i) Liens for Taxes which are not delinquent or which remain payable without penalty or the validity or amount of which is being contested in good faith by appropriate proceedings and reserves Consented to by Softbank; (ii) Liens imposed by law (such as mechanics' liens) incurred in good faith in the ordinary course of business which are not delinquent or which remain payable without penalty or the validity or amount of which is being contested in good faith by appropriate proceedings and reserves Consented to by Softbank; and
(iii) deposits or pledges under workmen's compensation, unemployment insurance, social security, bids, tenders, contracts (except for repayment of borrowed money), or leases, or to secure statutory obligations or surety or appeal bonds or to secure indemnity, performance or other similar bonds given in the ordinary course of business.

     "Loan" or "Loans" means the loan from Softbank to OptiMark in the original principal amount of $750,000 made pursuant to the Loan Agreement and as the Loan may be extended, modified or renewed from time to time.

     "Loan Agreement" means this Loan Agreement, as the same may be amended, extended or renewed from time to time.

     "Loan Documents" means the Related Documents.

     "Loss" or "Losses" means any and all Costs and Fees, losses, liabilities, deficiencies, obligations, damages and other expenses of every nature, including without limitation interest and penalties.

     "Material Adverse Effect" means an adverse effect upon the business, financial condition, results of operations, property, assets or prospects of OptiMark, each of the Subsidiaries, or, solely with respect to Sections 5.1(i), 6.1.1, 6.1.5, 6.1.7 and 7.1.3, OptiMark Innovations, or upon the validity or enforceability of the Loan Agreement or any of the other Related Documents, or upon the collectibility of the Loan, or upon the Contractual Obligations or ownership of OptiMark of the Collateral or Softbank's Lien thereon, or upon the ability of OptiMark to perform its obligations hereunder or under any Related Document, or upon the rights of Softbank hereunder or under any Related Document, which adverse effect would be viewed as material by a reasonably prudent lender.

     "Maturity Date" has the meaning given that term in Section 3.1 of the Loan Agreement.

     "Notes" means the promissory notes in substantially the form attached as Exhibit A and any other promissory note now or hereafter evidencing an Advance, all as extended, renewed or amended from time to time.

     "Obligations" means all obligations for principal or interest on the Notes, all Costs and Fees, all indemnification obligations and all other amounts of every nature whatsoever due or to become due Softbank under this Loan Agreement or under any Related Document.

     "OII Common Stock" means the Common Stock, par value $.01 per share, of OptiMark Innovations.

     "OII Preferred Stock" means the Non-Qualified Preferred Stock, par value $0.01 per share, of OptiMark Innovations.

     "OII Stock" has the meaning set forth in Section 3.5(c) of the Loan Agreement.

     "OptiMark" means OptiMark Holdings, Inc., a Delaware corporation.

     "OptiMark,   Inc."  means  OptiMark,   Inc.,  a  Delaware  corporation  and
wholly-owned subsidiary of OptiMark.

     "OptiMark   Innovations"  means  OptiMark   Innovations  Inc.,  a  Delaware
corporation.

     "Person" means an individual, corporation, partnership, limited liability company, association, trust or any other entity or organization, including a state, government or political subdivision or an agency or instrumentality thereof.

     "Permitted Liens" means each of the Liens described on Schedule 5.1(a) hereto, and any extensions, renewals or modifications of such liens provided that the Indebtedness secured by such Liens (if to other than Softbank) is not increased in connection with any such renewals, extensions or modifications of such Liens.

     "Principal Amount" has the meaning set forth in Section 2.1 of the Loan Agreement.

     "Related Documents" means the Loan Agreement, Notes, Security Agreement, the Guarantees and UCC's and all other certificates, documents or agreements now or hereafter Arising Out Of or executed in connection with or pursuant to any of the foregoing.

     "Remainder Obligation" has the meaning set forth in Section 3.5(a)(ii) of the Loan Agreement.

     "Requirement of Law" means, with respect to any Person, the now or hereafter existing articles or certificate of incorporation and bylaws, the partnership or limited liability company agreement or other organizational or governing documents of such Person, and any law, treaty, rule, order, judgment, decree, injunction, writ, or regulation, or a final and binding determination of an arbitrator, mediator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "SEC" has the meaning set forth in Section 6.1.5 of the Loan Agreement.

     "Security Agreement" means that certain Amended and Restated Pledge and Security Agreement, dated the Closing Date, between the parties in the form attached as Exhibit E.

     "Series F Preferred Stock" means the Series F Preferred Stock, par value $.01 per share, of OptiMark.

     "Softbank" has the meaning set forth in the first paragraph of this Loan Agreement, and any of its successors or assigns.

     "Subsidiaries" means OptiMark, Inc. and OptiMark U.S. Equities, Inc., a Delaware corporation.

     "Taxes" means for any Person any federal or state tax, assessment, duty, levy, withholding liability, impost and other charges of every nature whatsoever imposed by any Governmental Body on such Person or on any of its property or because of any, revenue, income, sales, use, product, employee or franchise, and any interest or penalty with respect to any of the foregoing.

     "10-K" has the meaning set forth in Section 5.1(i) of the Loan Agreement.

     "10-Q" has the meaning set forth in Section 5.1(i) of the Loan Agreement.

     "Third Party Guaranty" means, with respect to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness of (iii) to maintain working capital, equity capital or the financial condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness.

     "UCC's" means the Uniform Commercial Code financing statements executed and filed at the closing of the loans by Softbank to OptiMark pursuant to the Loan Agreements.

                           EXHIBIT A TO LOAN AGREEMENT

                                 PROMISSORY NOTE
[$_______]                                            Dated: November ___, 2002
                                                      New York, New York

     FOR VALUE RECEIVED, the undersigned, OPTIMARK HOLDINGS, INC. a Delaware corporation, ("OptiMark") promises to pay to the order of SOFTBANK Capital Partners LP, a Delaware limited partnership ("Softbank"), the principal sum of
[____________________________________________________________            Dollars
($_______)], or such lesser principal amount as shall then equal the outstanding principal amount hereof, plus interest, in lawful, immediately available money of the United States of America.

     This Promissory Note ("Note") is issued by OptiMark pursuant to that certain Loan Agreement dated as of the date hereof, (the "Loan Agreement") between OptiMark and Softbank. Capitalized terms not otherwise defined in this Note shall have the meaning set forth in the Loan Agreement, which definitions are incorporated herein. The terms of the Loan Agreement are also incorporated herein.

     OptiMark further agrees as follows:

     1. Interest Rate. Interest on the outstanding principal balance of this Note shall accrue at the rate of ten percent (10%) per annum, based on a year of 360 days and actual days elapsed. Interest shall be compounded every 90 days following the Closing Date, shall accrue from the Closing Date until the Loan is paid in full and shall be added to principal as specified in the Loan Agreement. Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of this Note shall accrue at the Default Rate specified in Section 4.2 of the Loan Agreement and shall also be compounded every 90 days following the Closing Date. However, in no event shall the interest rate exceed the maximum rate permitted by law. Interest shall be payable on the Maturity Date.

     2. Payment of Principal and Interest. The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date. The outstanding principal balance due on this Note shall be determined as specified in Section 3.2 of the Loan Agreement. The principal, interest and other sums due on this Note or under the Loan Agreement shall be reflected by Softbank's records which will be prima facie evidence of the computation of the amounts owing by OptiMark to Softbank, absent manifest error.

     3. Loan Agreement and Prepayment. This Note is issued pursuant to the terms of the Loan Agreement and is secured by the Collateral. Voluntary prepayments of this Note may be made without penalty.

     4. Default. If an Event of Default shall occur, then all amounts due or to become due under this Note or under the Loan Agreement or any of the Related

Documents shall become, or may be declared, immediately due and payable, all as further provided in the Loan Agreement.

     5. Maximum Amount of Interest. Notwithstanding any contrary provision, the total liability of OptiMark for payment of interest hereunder shall not exceed the maximum amount of interest permitted by law, and if any payment made by the OptiMark includes interest in excess of such a maximum amount, Softbank shall at any time before or after default apply such excess to the reduction of principal hereunder.

     6. Acceleration. This Note is subject to the provisions on acceleration contained in Section 8.1 of the Loan Agreement.

     7. Waivers by OptiMark. Subject to any provisions to the contrary in the Loan Agreement, OptiMark waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all notices in connection with the delivery, acceptance, or dishonor of this Note. OptiMark agrees that (a) if for any reason any amount due hereunder is paid by cashier's, certified teller's check or other check, there shall be no discharge of OptiMark's obligation until said check be finally paid by the issuer thereof; and (b) OptiMark shall have waived any rights to any accord and satisfaction of any now or hereafter existing claim in dispute between Softbank and OptiMark (or any of their respective successors and assigns), all of which provisions and rights are hereby waived.

     8. No Waiver by Softbank. Softbank shall not by any act of omission or commission be deemed to waive any of its rights or remedies under this Note or the Loan Agreement unless such waiver shall be in writing and signed by Softbank, and then only to the extent specifically set forth therein.

     9. Costs and Fees. OptiMark agrees to pay to Softbank all Costs and Fees (including without limitation, reasonable attorneys' fees) payable under the provisions of the Loan Agreement, including but not limited to Section 4.1 thereof, all of which provisions are incorporated herein by this reference.

     10. Application of Article 3. OptiMark and Softbank agree that the provisions of Article 3 of the Uniform Commercial Code of New York pertaining to instruments shall be applied to this Note, even if this Note is not deemed to be an "instrument" or a "negotiable instrument" thereunder, except that no assignee of this Note shall have the status of a "holder-in-due course" under that Article.

     11. Governing Law; Venue. This Note shall be governed by and construed in accordance with the internal laws of the State of New York. Without impairing the other agreements made by OptiMark in the Loan Agreement, OptiMark hereby irrevocably makes the agreements set forth in Sections 9.5 (Governing Law; Venue) of the Loan Agreement.

                  [Remainder of page intentionally left blank]

                                         OPTIMARK HOLDINGS, INC.
                                         a Delaware corporation


                                         By
                                           --------------------------------

                                         Its
                                            -------------------------------




        [Signature Page to SOFTBANK Capital Partners LP Promissory Note]

                                 PROMISSORY NOTE

[$_______]                                          Dated: November [___], 2002
                                                    New York, New York

     FOR VALUE RECEIVED, the undersigned, OPTIMARK HOLDINGS, INC. a Delaware corporation, ("OptiMark") promises to pay to the order of SOFTBANK Capital LP, a Delaware limited partnership ("Softbank"), the principal sum of [______________________ ________________________ Dollars ($_______)], or such lesser principal amount as shall then equal the outstanding principal amount hereof, plus interest, in lawful, immediately available money of the United States of America.

     This Promissory Note ("Note") is issued by OptiMark pursuant to that certain Loan Agreement dated as of the date hereof, (the "Loan Agreement") between OptiMark and Softbank. Capitalized terms not otherwise defined in this Note shall have the meaning set forth in the Loan Agreement, which definitions are incorporated herein. The terms of the Loan Agreement are also incorporated herein.

     OptiMark further agrees as follows:

     1. Interest Rate. Interest on the outstanding principal balance of this Note shall accrue at the rate of ten percent (10%) per annum, based on a year of 360 days and actual days elapsed. Interest shall be compounded every 90 days following the Closing Date, shall accrue from the Closing Date until the Loan is paid in full and shall be added to principal as specified in the Loan Agreement. Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of this Note shall accrue at the Default Rate specified in Section 4.2 of the Loan Agreement and shall also be compounded every 90 days following the Closing Date. However, in no event shall the interest rate exceed the maximum rate permitted by law. Interest shall be payable on the Maturity Date.

     2. Payment of Principal and Interest. The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date. The outstanding principal balance due on this Note shall be determined as specified in Section 3.2 of the Loan Agreement. The principal, interest and other sums due on this Note or under the Loan Agreement shall be reflected by Softbank's records which will be prima facie evidence of the computation of the amounts owing by OptiMark to Softbank, absent manifest error.

     3. Loan Agreement and Prepayment. This Note is issued pursuant to the terms of the Loan Agreement and is secured by the Collateral. Voluntary prepayments of this Note may be made without penalty.

     4. Default. If an Event of Default shall occur, then all amounts due or to become due under this Note or under the Loan Agreement or any of the Related Documents shall become, or may be declared, immediately due and payable, all as further provided in the Loan Agreement.

     5. Maximum Amount of Interest. Notwithstanding any contrary provision, the total liability of OptiMark for payment of interest hereunder shall not exceed the maximum amount of interest permitted by law, and if any payment made by the OptiMark includes interest in excess of such a maximum amount, Softbank shall at any time before or after default apply such excess to the reduction of principal hereunder.

     6. Acceleration. This Note is subject to the provisions on acceleration contained in Section 8.1 of the Loan Agreement.

     7. Waivers by OptiMark. Subject to any provisions to the contrary in the Loan Agreement, OptiMark waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all notices in connection with the delivery, acceptance, or dishonor of this Note. OptiMark agrees that (a) if for any reason any amount due hereunder is paid by cashier's, certified teller's check or other check, there shall be no discharge of OptiMark's obligation until said check be finally paid by the issuer thereof; and (b) OptiMark shall have waived any rights to any accord and satisfaction of any now or hereafter existing claim in dispute between Softbank and OptiMark (or any of their respective successors and assigns), all of which provisions and rights are hereby waived.

     8. No Waiver by Softbank. Softbank shall not by any act of omission or commission be deemed to waive any of its rights or remedies under this Note or the Loan Agreement unless such waiver shall be in writing and signed by Softbank, and then only to the extent specifically set forth therein.

     9. Costs and Fees. OptiMark agrees to pay to Softbank all Costs and Fees (including without limitation, reasonable attorneys' fees) payable under the provisions of the Loan Agreement, including but not limited to Section 4.1 thereof, all of which provisions are incorporated herein by this reference.

     10. Application of Article 3. OptiMark and Softbank agree that the provisions of Article 3 of the Uniform Commercial Code of New York pertaining to instruments shall be applied to this Note, even if this Note is not deemed to be an "instrument" or a "negotiable instrument" thereunder, except that no assignee of this Note shall have the status of a "holder-in-due course" under that Article.

     11. Governing Law; Venue. This Note shall be governed by and construed in accordance with the internal laws of the State of New York. Without impairing the other agreements made by OptiMark in the Loan Agreement, OptiMark hereby irrevocably makes the agreements set forth in Sections 9.5 (Governing Law; Venue) of the Loan Agreement.

                  [Remainder of page intentionally left blank]

                                          OPTIMARK HOLDINGS, INC.
                                          a Delaware corporation


                                          By
                                            ------------------------------

                                          Its
                                             -----------------------------




             [Signature Page to SOFTBANK Capital LP Promissory Note]

                                 PROMISSORY NOTE

[$______]                                           Dated: November [____], 2002
                                                    New York, New York

     FOR VALUE RECEIVED, the undersigned, OPTIMARK HOLDINGS, INC. a Delaware corporation, ("OptiMark") promises to pay to the order of SOFTBANK Capital Advisors Fund LP, a Delaware limited partnership ("Softbank"), the principal sum of [___________________ ____________________________ Dollars ($_____)], or such lesser principal amount as shall then equal the outstanding principal amount hereof, plus interest, in lawful, immediately available money of the United States of America.

     This Promissory Note ("Note") is issued by OptiMark pursuant to that certain Loan Agreement dated as of the date hereof, (the "Loan Agreement") between OptiMark and Softbank. Capitalized terms not otherwise defined in this Note shall have the meaning set forth in the Loan Agreement, which definitions are incorporated herein. The terms of the Loan Agreement are also incorporated herein.

     OptiMark further agrees as follows:

     1. Interest Rate. Interest on the outstanding principal balance of this Note shall accrue at the rate of ten percent (10%) per annum, based on a year of 360 days and actual days elapsed. Interest shall be compounded every 90 days following the Closing Date, shall accrue from the Closing Date until the Loan is paid in full and shall be added to principal as specified in the Loan Agreement. Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of this Note shall accrue at the Default Rate specified in Section 4.2 of the Loan Agreement and shall also be compounded every 90 days following the Closing Date. However, in no event shall the interest rate exceed the maximum rate permitted by law. Interest shall be payable on the Maturity Date.

     2. Payment of Principal and Interest. The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date. The outstanding principal balance due on this Note shall be determined as specified in Section 3.2 of the Loan Agreement. The principal, interest and other sums due on this Note or under the Loan Agreement shall be reflected by Softbank's records which will be prima facie evidence of the computation of the amounts owing by OptiMark to Softbank, absent manifest error.

     3. Loan Agreement and Prepayment. This Note is issued pursuant to the terms of the Loan Agreement and is secured by the Collateral. Voluntary prepayments of this Note may be made without penalty.

     4. Default. If an Event of Default shall occur, then all amounts due or to become due under this Note or under the Loan Agreement or any of the Related

Documents shall become, or may be declared, immediately due and payable, all as further provided in the Loan Agreement.

     5. Maximum Amount of Interest. Notwithstanding any contrary provision, the total liability of OptiMark for payment of interest hereunder shall not exceed the maximum amount of interest permitted by law, and if any payment made by the OptiMark includes interest in excess of such a maximum amount, Softbank shall at any time before or after default apply such excess to the reduction of principal hereunder.

     6. Acceleration. This Note is subject to the provisions on acceleration contained in Section 8.1 of the Loan Agreement.

     7. Waivers by OptiMark. Subject to any provisions to the contrary in the Loan Agreement, OptiMark waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all notices in connection with the delivery, acceptance, or dishonor of this Note. OptiMark agrees that (a) if for any reason any amount due hereunder is paid by cashier's, certified teller's check or other check, there shall be no discharge of OptiMark's obligation until said check be finally paid by the issuer thereof; and (b) OptiMark shall have waived any rights to any accord and satisfaction of any now or hereafter existing claim in dispute between Softbank and OptiMark (or any of their respective successors and assigns), all of which provisions and rights are hereby waived.

     8. No Waiver by Softbank. Softbank shall not by any act of omission or commission be deemed to waive any of its rights or remedies under this Note or the Loan Agreement unless such waiver shall be in writing and signed by Softbank, and then only to the extent specifically set forth therein.

     9. Costs and Fees. OptiMark agrees to pay to Softbank all Costs and Fees (including without limitation, reasonable attorneys' fees) payable under the provisions of the Loan Agreement, including but not limited to Section 4.1 thereof, all of which provisions are incorporated herein by this reference.

     10. Application of Article 3. OptiMark and Softbank agree that the provisions of Article 3 of the Uniform Commercial Code of New York pertaining to instruments shall be applied to this Note, even if this Note is not deemed to be an "instrument" or a "negotiable instrument" thereunder, except that no assignee of this Note shall have the status of a "holder-in-due course" under that Article.

     11. Governing Law; Venue. This Note shall be governed by and construed in accordance with the internal laws of the State of New York. Without impairing the other agreements made by OptiMark in the Loan Agreement, OptiMark hereby irrevocably makes the agreements set forth in Sections 9.5 (Governing Law; Venue) of the Loan Agreement.

                  [Remainder of page intentionally left blank]

                                              OPTIMARK HOLDINGS, INC.
                                              a Delaware corporation


                                              By
                                                -----------------------------

                                              Its
                                                 ----------------------------




      [Signature Page to SOFTBANK Capital Advisors Fund LP Promissory Note]

                           EXHIBIT B TO LOAN AGREEMENT

                               CLOSING CERTIFICATE
                    PURSUANT TO SECTION 5.1 OF LOAN AGREEMENT

The undersigned (hereinafter OptiMark), through its duly elected and current Chief Executive Officer, hereby certifies, represents and warrants to each of SOFTBANK Capital Partners LP, SOFTBANK Capital Advisors LP, and SOFTBANK Capital LP, each a Delaware limited partnership (together "Softbank"), the following in connection with the execution and delivery of that certain Loan Agreement dated as of November [__], 2002 ("Loan Agreement") between OptiMark and Softbank:

         1. The representations and warranties of OptiMark contained in the Loan Agreement and in each Related Document (as defined in the Loan Agreement) are true and correct in all material respects as of the date hereof as though made on and as of such date; and

         2. The following officers or agents of OptiMark are authorized to execute the Loan Agreement and every other Related Document on behalf of OptiMark and each was at the time of such execution, and is now, a duly authorized appointed officer or agent of OptiMark duly authorized to execute and deliver such documents and to bind OptiMark to the terms and conditions thereof. Each signature on behalf of OptiMark appearing on the Loan Agreement and each of the Related Documents is the genuine signature of such officer. Any corporate seal required by law or otherwise to appear on the Loan Agreement or any Related Document has been affixed by OptiMark.

         The names of the aforesaid authorized officers and agents and their true and correct signatures are as follows:

      --------------------------      -------------------------------
      (Name of Officer or Agent)      (Signature of Officer or Agent)


      --------------------------      -------------------------------
      (Name of Officer or Agent)      (Signature of Officer or Agent)


         3. Except as previously disclosed to Softbank in writing, to the best of the undersigned's knowledge, OptiMark is not now in default in any material respect under any material agreement or other instrument to which it is a party or by which it is bound;

         4. No event or condition has occurred and is continuing or would result from the incurring of obligations by OptiMark under the Loan Agreement or any Related Documents which is, or with the lapse of time or notice or both would be, an Event of Default under the Loan Agreement or any of the Related Documents.

         5. The Board of Directors of OptiMark, pursuant to duly adopted resolutions or by unanimous consent (either of which is attached hereto), has authorized the execution, delivery, and performance by OptiMark of its obligations under the Loan Agreement and all Related Documents to which it is a party, which resolutions or consents remain in full force and effect and none of the proceedings had or actions taken by OptiMark with respect to any of the foregoing have been rescinded, revoked or repealed;

         6. No document delivered pursuant to Section 5.1 of the Loan Agreement has been amended or canceled since the date of certification or delivery thereof; and

         7. If the Loan Agreement or any Related Document was executed and/or delivered by OptiMark or any other party prior to the date hereof, none of such agreements or documents has been withdrawn or renounced by OptiMark or any other party thereto and each remains in full force and effect.


         DATED: November ___, 2002            OPTIMARK HOLDINGS, INC.

                                              By:
                                                 ------------------------------
                                                 Name:  Robert Warshaw
                                                 Title: Chief Executive Officer

                           EXHIBIT C TO LOAN AGREEMENT


                          OPINION OF OPTIMARK'S COUNSEL

                           EXHIBIT D TO LOAN AGREEMENT

                                FORM OF GUARANTY

                           EXHIBIT E TO LOAN AGREEMENT


                           FORM OF SECURITY AGREEMENT